UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2022

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2321 NE Argyle Street, Unit D,

Portland, Oregon 97211

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 23, 2022, Eastside held its Annual Meeting of Stockholders (the “Meeting”). The total number of shares of Eastside’s common stock voted in person or by proxy at the Meeting was 9,547,887, representing approximately 59.33% of the 16,092,275 shares outstanding and entitled to vote at the Meeting. The following matters were submitted to a vote of the shareholders, the results of which were as follows:

1. Election of Directors.

The following persons were elected as directors of Eastside by the votes cast as follows:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Eric Finnsson	4,140,397	276,900	87,957	5,042,633

Joseph Giansante	4,050,683	360,288	94,283	5,042,633

Robert Grammen	4,183,593	304,535	17,126	5,042,633

Stephanie Kilkenny	3,720,789	316,279	468,186	5,042,633

Elizabeth Levy-Navarro	4,115,781	382,552	6,921	5,042,633

2. Approval of Executive Compensation.

Advisory approval of the compensation of Eastside’s named executive officers passed with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,101,731	354,761	48,762	5,042,633

3. Ratification of M&K CPAS, PLLC.

The proposal to ratify the appointment of M&K CPAS, PLLC as Eastside’s independent registered public accounting firm for fiscal year 2022 was approved per the votes cast as follows:

Votes For	Votes Against	Abstentions
9,391,203	145,427	11,257

4. Approval of the Warrant Approval Proposal

The terms and issuance of common stock purchase warrants to purchase up to 900,000 shares of the Company’s common stock at an initial exercise price equal to $3.00 per share were approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,306,996	179,817	18,441	5,042,633

5. Authorization to adjourn the Annual Meeting

The proxy holders were authorized to adjourn the Annual Meeting, if necessary, by the following vote:

Votes For	Votes Against	Abstentions
9,091,604	245,803	210,480

An adjournment was not required.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2022

EASTSIDE DISTILLING, INC.

By:	/s/ Amy Brassard
Amy Brassard
Corporate Secretary